Exhibit 99.1

For more information:

Jeremy Anderson

Sr Director, Finance & Investor Relations

EFI

650-357-3500

Investor Relations:

JoAnn Horne

Market Street Partners

415-445-3235

EFI Reports Record First Quarter Revenue of $195M

• Diversified Portfolio Drives 12% Non-GAAP Operating Income Growth, $0.45 Non-GAAP EPS

• Marc Olin Named Chief Financial Officer

Fremont, Calif. – April 23, 2015 – Electronics For Imaging, Inc. (Nasdaq: EFII), a world leader in customer-focused digital printing innovation, today announced its results for the first quarter of 2015.

For the quarter ended March 31, 2015, the Company reported record first quarter revenue of $194.6 million, up 3% compared to first quarter 2014 revenue of $188.7 million. Non-GAAP operating income was $28.3 million compared to $25.3 million for the same period in 2014. Non-GAAP net income was $21.4 million or $0.45 per diluted share, which included an unfavorable non-operational currency impact of $0.02 per share, compared to non-GAAP net income of $20.4 million or $0.42 per diluted share for the same period in 2014. GAAP operating income was $11.1 million compared to $10.8 million for the same period in 2014. GAAP net income was $5.2 million or $0.11 per diluted share, compared to $10.1 million or $0.21 per diluted share for the same period in 2014.

“Our Company’s balanced portfolio and execution allowed us to report record first quarter revenue and solid profitability despite the continued significant impact of foreign currency,” said Guy Gecht, CEO of EFI. “The EFI team’s ability to consistently develop new, innovative technologies for the EFI ecosystem continues to expand our addressable market while enabling our customers around the globe to be more profitable.”

Chief Financial Officer Announcement

Separately, the Company announced that the Board of Directors has named Marc Olin Chief Financial Officer.

“I am excited to have Marc as our new CFO, especially after the terrific job he did managing EFI’s financial operations both times he served in an interim role,” said Gecht. “In the past few months it was very evident to the Board and myself that Marc’s business acumen, drive and utmost respect inside and outside of EFI make him the perfect candidate for such a key role in driving M&A and organic growth to the billion dollar mark and beyond.”

Marc joined EFI in 2003 when the Company acquired Nasdaq-listed PrintCafe, where he was CEO. Since joining EFI, Marc has served as SVP and General Manager of the Productivity Software business, and most recently as COO and Interim CFO.

EFI will discuss the Company’s financial results by conference call at 2:00 p.m. PDT today. Instructions for listening to the conference call over the Web are available on the investor relations portion of EFI’s website at www.efi.com.

About EFI

EFI™ (www.efi.com) is a worldwide provider of products, technology, and services leading the transformation of analog to digital imaging. Based in Silicon Valley with offices around the globe, the company’s powerful integrated product portfolio includes digital front-end servers; superwide, wide-format, label, and ceramic inkjet presses and inks; production workflow, web-to-print, and business automation software; and office, enterprise, and mobile cloud solutions. These products allow users to produce, communicate and share information in an easy and effective way, and enable businesses to increase their profits, productivity, and efficiency.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “consider”, “continue”, “estimate”, “expect”, “look”, and “plan” and statements in the future tense are forward looking statements. The statements in this press release that could be deemed forward-looking statements include statements regarding EFI’s strategy, plans, expectations regarding its revenue growth, product portfolio, productivity, future opportunities for EFI and its customers, demand for products, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, unforeseen expenses; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; intense competition in each of our businesses, including competition from products developed by EFI’s customers; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; litigation involving intellectual property rights or other related matters; our ability to successfully integrate acquired businesses; the uncertainty regarding the amount and timing of future share repurchases by EFI and the origin of funds used for such repurchases; the market prices of EFI’s common stock prior to, during and after the share repurchases; and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at www.efi.com.

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial results prepared under generally accepted accounting principles, or GAAP, we use non-GAAP measures of net income and earnings per diluted share that are GAAP net income and GAAP earnings per diluted share adjusted to exclude certain costs, expenses and gains. A reconciliation of the adjustments to GAAP results for the three months ended March 31, 2015 and 2014 is provided below. In addition, an explanation of how management uses non-GAAP financial information to evaluate its business, the substance behind management’s decision to use this non-GAAP financial information, the material limitations associated with the use of non-GAAP financial information, the manner in which management compensates for those limitations, and the substantive reasons management believes that this non-GAAP financial information provides useful information to investors is included under “About our Non-GAAP Net Income and Adjustments” after the tables below.

These non-GAAP measures are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income or earnings per diluted share prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income and non-GAAP earnings per diluted share should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.

Electronics For Imaging, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2015	2014
Revenue	$194,554	$188,688
Cost of revenue	89,114	85,713

Gross profit	105,440	102,975
Operating expenses:
Research and development	33,711	33,073
Sales and marketing	37,170	36,304
General and administrative	17,650	16,847
Amortization of identified intangibles	4,804	4,870
Restructuring and other	1,029	1,094

Total operating expenses	94,364	92,188

Income from operations	11,076	10,787
Interest expense	(4,099)	(249)
Interest income and other income (expense), net	(659)	123

Income before income taxes	6,318	10,661
Provision for income taxes	(1,081)	(579)

Net income	$5,237	$10,082

Diluted EPS calculation
Net income	$5,237	$10,082

Net income per diluted common share	$0.11	$0.21

Shares used in diluted per share calculation	47,856	48,357

Electronics For Imaging, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2015	2014
Net income	$5,237	$10,082

Amortization of identified intangibles	4,804	4,870
Stock based compensation – Cost of revenue	937	532
Stock based compensation – Research and development	3,169	2,235
Stock based compensation – Sales and marketing	2,710	1,411
Stock based compensation – General and administrative	3,429	4,286
Restructuring and other	1,029	1,094
General and administrative:
Acquisition-related transaction costs	661	505
Change in fair value of contingent consideration	(15)	(557)
Litigation settlements	540	115
Interest income and other income (expense), net
Non-cash interest expense related to our convertible notes	2,878	—

Tax effect of non-GAAP adjustments	(3,946)	(4,201)

Non-GAAP net income	$21,433	$20,372

Non-GAAP net income per diluted common share	$0.45	$0.42

Shares used in diluted per share calculation	47,856	48,357

Electronics For Imaging, Inc.

Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2015	2014
Income from operations	$11,076	$10,787

Amortization of identified intangibles	4,804	4,870
Stock based compensation – Cost of revenue	937	532
Stock based compensation – Research and development	3,169	2,235
Stock based compensation – Sales and marketing	2,710	1,411
Stock based compensation – General and administrative	3,429	4,286
Restructuring and other	1,029	1,094
General and administrative:
Acquisition-related transaction costs	661	505
Change in fair value of contingent consideration	(15)	(557)
Litigation settlements	540	115

Non-GAAP income from operations	$28,340	$25,278

Electronics For Imaging, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,
	2015	2014
Assets
Cash and cash equivalents	$195,740	$298,133
Short-term investments	410,792	318,599
Accounts receivable, net	170,094	155,421
Inventories	81,516	72,132
Other current assets	39,831	34,422

Total current assets	897,973	878,707
Property and equipment, net	86,841	86,197
Goodwill	237,083	245,443
Intangible assets, net	56,950	62,571
Other assets	33,028	31,642

Total assets	$1,311,875	$1,304,560

Liabilities & Stockholders’ equity
Accounts payable	$84,932	$86,940
Accrued and other liabilities	109,233	105,110
Income taxes payable and deferred tax liabilities	4,426	1,759

Total current liabilities	198,591	193,809
Convertible senior notes, net	287,667	284,818
Imputed financing obligation related to build-to-suit lease	12,720	12,472
Noncurrent contingent and other liabilities	4,965	5,440
Noncurrent deferred tax liabilities	2,709	3,820
Noncurrent income taxes payable	15,819	15,512

Total liabilities	522,471	515,871
Total stockholders’ equity	789,404	788,689

Total liabilities and stockholders’ equity	$1,311,875	$1,304,560

Electronics For Imaging, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$5,237	$10,082
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,803	7,277
Deferred taxes	(5,066)	(5,557)
Tax benefit (expense) from employee stock plans	(155)	6,092
Excess tax benefit from stock-based compensation	(127)	(6,095)
Stock-based compensation	8,892	8,463
Non-cash settlement of vacation liabllities by issuing restricted stock units (“RSUs”)	1,353	—
Provisions for inventory obsolescence	1,450	1,620
Provisions for (releases of) bad debt and sales-related allowances	(1,080)	71
Non-cash accretion of interest expense on convertible notes and imputed financing obligation	3,097	208
Other non-cash charges and gains	(306)	(131)
Changes in operating assets and liabilities, net of effect of acquired businesses	(14,015)	(16,144)

Net cash provided by operating activities	7,083	5,886

Cash flows from investing activities:
Purchases of short-term investments	(162,363)	(12,281)
Proceeds from sales and maturities of short-term investments	70,123	23,634
Purchases of property and equipment	(4,915)	(7,664)
Businesses purchased, net of cash acquired	(10)	(2,344)

Net cash provided by (used for) investing activities	(97,165)	1,345

Cash flows from financing activities:
Proceeds from issuance of common stock	4,864	10,196
Purchases of treasury stock and net share settlements	(13,539)	(48,449)
Contingent consideration payments related to businesses acquired	(2,032)	(2,000)
Other	(79)	(494)
Excess tax benefit from stock-based compensation	127	6,095

Net cash used for financing activities	(10,659)	(34,652)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,652)	27

Decrease in cash and cash equivalents	(102,393)	(27,394)
Cash and cash equivalents at beginning of quarter	298,133	177,084

Cash and cash equivalents at end of quarter	$195,740	$149,690

Electronics For Imaging, Inc.

Revenue by Operating Segment and Geographic Area

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2015	2014
Revenue by Operating Segment
Industrial Inkjet	$87,607	$87,944
Productivity Software	31,107	31,693
Fiery	75,840	69,051

Total	$194,554	$188,688

Revenue by Geographic Area
Americas	$107,714	$100,981
EMEA	60,128	60,541
APAC	26,712	27,166
Japan	8,207	5,817
APAC, ex Japan	18,505	21,349

Total	$194,554	$188,688

About our Non-GAAP Net Income and Adjustments

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use non-GAAP measures of net income and earnings per diluted share that are GAAP net income and GAAP earnings per diluted share adjusted to exclude certain costs, expenses, and gains.

We believe that the presentation of non-GAAP net income and non-GAAP earnings per diluted share provides important supplemental information regarding non-cash expenses and significant items that we believe are important to understanding financial and business trends relating to our financial condition and results of operations. Non-GAAP net income and non-GAAP earnings per diluted share are among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our Board of Directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP net income and non-GAAP earnings per diluted share when evaluating operating performance because it believes the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending on our activities and other factors, facilitates comparability of our operating performance from period to period. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

Use and Economic Substance of Non-GAAP Financial Measures

We compute non-GAAP net income and non-GAAP earnings per diluted share by adjusting GAAP net income and GAAP earnings per diluted share to remove the impact of amortization of acquisition-related intangibles, stock-based compensation expense, restructuring and other expenses, acquisition-related transaction expenses, costs to integrate such acquisitions into our business, changes in the fair value of contingent consideration, litigation settlement charges, and non-cash interest expense related to our 0.75% convertible senior notes (“Notes”). We use a constant non-GAAP tax rate of 19%, which we believe reflects the long term average tax rate based on our international structure and geographic distribution of revenue and profit.

These excluded items are described below:

¡	Intangible assets acquired to date are being amortized on a straight-line basis.

¡	Stock-based compensation expense of $10.2 million consists of $8.8 million of stock-based compensation expense recognized in accordance with ASC 718, Stock Compensation, and the non-cash settlement of $1.4 million of vacation liabilities settled through the issuance of RSUs, which is not included in the GAAP presentation of our stock-based compensation expense.

¡	Restructuring and other expenses consists of:

•	Restructuring charges incurred as we consolidate the number and size of our facilities and, as a result, reduce the size of our workforce.

•	Expenses incurred to integrate businesses acquired during the periods reported.

¡	Acquisition-related transaction costs associated with businesses acquired during the periods reported and anticipated transactions.

¡	Changes in fair value of contingent consideration. Our management determined that we should analyze the total return provided by the investment when evaluating operating results of an acquired entity. The total return consists of operating profit generated from the acquired entity compared to the purchase price paid, including the final amounts paid for contingent consideration without considering any post-acquisition adjustments related to changes in the fair value of the contingent consideration. Because our management believes the final purchase price paid for the acquisition reflects the accounting value assigned to both contingent consideration and to the intangible assets, we exclude the GAAP impact of any adjustments to the fair value of acquisition-related contingent consideration from the operating results of an acquisition in subsequent periods. We believe this approach is useful in understanding the long-term return provided by our acquisitions and that investors benefit from a supplemental non-GAAP financial measure that excludes the impact of this adjustment.

¡	Non-cash interest expense on our Notes. Our Notes may be settled in cash on conversion. We are required to separately account for the liability (debt) and equity (conversion option) components of the Notes in a manner that reflects our non-convertible debt borrowing rate. Accordingly, for GAAP purposes, we are required to amortize a debt discount equal to the fair value of the conversion option as interest expense on our $345 million of 0.75% convertible senior notes that were issued in a private placement in September 2014 over the term of the Notes.

¡	Litigation settlements. We settled, or accrued reserves related to, several litigation claims of $0.6 and $0.1 million during the three months ended March 31, 2015 and 2014, respectively.

¡	Tax effect of non-GAAP adjustments are as follows:

•	We use a constant non-GAAP tax rate of 19%, which we believe reflects the long term average tax rate based on our international structure and geographic distribution of revenue and profit. The long-term average tax rate is calculated in accordance with the principles of ASC 740, Income Taxes, after excluding the tax effect of the non-GAAP items described above, to estimate the non-GAAP income tax provision in each jurisdiction in which we operate.

•	The long-term average tax rate assumes that the U.S. federal research and development tax credit will be retroactively re-enacted as of January 1, 2015.